FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES
NOTE H - FEDERAL INCOME TAXES

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for years ended December 31, 2014, 2013, and 2012 as follows:

	2014	2013	2012
	(Dollars in thousands)

Federal income taxes at statutory rate	$1,504	$630	$1,555
Increase (decrease) in taxes resulting primarily from:
Stock compensation	33	8	(28)
Nontaxable interest income	(42)	(39)	(39)
Cash surrender value of life insurance	(158)	(164)	(277)
Other	7	(14)	7

Federal income taxes per financial statements	$1,344	$421	$1,218

Effective tax rate	30.4%	22.7%	26.6%

The composition of the Corporation’s net deferred tax asset at December 31 is as follows:

	2014	2013
Taxes (payable) refundable on temporary differences at statutory rate:	(In thousands)

Deferred tax assets:
General loan loss allowance	$759	$575
Deferred compensation	82	88
Stock benefit plans	166	173
Merger related transaction costs	118	118
Net operating loss carryforward	771	1,475
Reserve for uncollected interest	101	180
Real estate owned	205	811
Fair market value adjustments	929	898
Unrealized losses on securities available for sale	796	3,724
AMT credit carryforward	305	-
Other	54	4
Total deferred tax assets	4,286	8,046

Deferred tax liabilities:
Deferred loan origination costs	(540)	(401)
Federal Home Loan Bank stock dividends	(1,749)	(1,749)
Fixed asset basis difference	(570)	(529)
Mortgage servicing rights	(405)	(439)

Total deferred tax liabilities	(3,264)	(3,118)

Net deferred tax asset	$1,022	$4,928

The Corporation was allowed a special bad debt deduction. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in liquidation, such distributions will be subject to federal income taxes at the then current corporate income tax rate.  Retained earnings at December 31, 2014 include approximately $3.0 million for which federal income taxes have not been provided.  The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction at December 31, 2014 was approximately $1.0 million.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition.  The Corporation has approximately $2.3 million of operating losses to carryforward for the next 18 years.  These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.